UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 22, 2018

NORTHERN POWER SYSTEMS CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	000-55184	98-1181717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

29 Pitman Road, Barre, Vermont 05641
(Address of Principal Executive Offices) (Zip Code)

(802) 461-2955
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 22, 2018, in accordance with previously disclosed information on a Form 8-K filed by Northern Power Systems Corp. (the “Company”) with the U.S. Securities and Exchange Commission (“SEC”) on September 21, 2018, the Toronto Stock Exchange (“TSX”) delisted the securities of the Company from the TSX, effective October 22, 2018, for failure to comply with TSX continued listing requirements.

The Company continues to explore listing its securities on NEX or the over-the-counter market place (OTCQB). At this time, it is uncertain if the Company will list its securities on an alternative exchange.

In addition, the Company continues to explore all strategic alternatives and transactions for Company, including the sale of the business or some or all of its assets and business lines including its distributed wind, energy storage and/or services business segments. It is uncertain if the Company’s efforts to identify and effect one or more strategic transaction will be successful.

Item 7.01. Regulation FD Disclosure.

On October 24, 2018, the Company issued a press release announcing that on October 22, 2018, in accordance with previously disclosed information on a Form 8-K filed by the Company with the SEC on September 21, 2018, the TSX delisted the securities of the Company from the TSX, effective October 22, 2018, for failure to comply with TSX continued listing requirements.

The information contained in this Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act. The information in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits

The following exhibit is furnished as part of this Report:

Exhibit Number	Description

99.1	Press release dated October 24, 2018, issued by Northern Power Systems Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN POWER SYSTEMS CORP.

Date: October 24, 2018	By:	/s/ William St. Lawrence
William St. Lawrence
Interim Co-Chief Executive Officer